UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2006

                            INFORMEDIX HOLDINGS, INC.
                          ----------------------------
                          (Exact name of registrant as
                            specified in its charter)

           Nevada                        000-50221                88-0462762
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

Georgetowne Park, 5880 Hubbard
   Drive, Rockville, Maryland                                     20852-4821
-------------------------------                                   ----------
(Address of principal executive                                   (Zip Code)
           offices)

Registrant's telephone number,
including area code: (301) 984-1566

                                 Not Applicable
                   ------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b) Resignation of Principal Financial Officer

      On August 10, 2006, Larry D. Grant tendered his resignation as Chief Financial Officer ("CFO") of Informedix Holdings, Inc. (the "Registrant") effective September 9, 2006. Mr. Grant was serving under an "Interim Part-Time Executive Service Agreement" dated March 17, 2006. The Registrant has initiated a search to retain a full-time CFO.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2006                   INFORMEDIX HOLDINGS, INC.


                                        By: /s/ Bruce A. Kehr
                                            ------------------------------------
                                            Bruce A. Kehr
                                            Chief Executive Officer